Exhibit 10.49

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 5, 2017, but effective as of April 30, 2017 (the “Fifth Amendment Date”), is by and among (a) ALIMERA SCIENCES LIMITED, a company registered under the laws of England and Wales under company number 08018355 and having its registered office at Royal Pavilion, Wellesley Road, Aldershot, Hampshire, United Kingdom, GU11 1PZ (“Borrower”), (b) the several banks and other financial institutions or entities from time to time parties to this Loan Agreement (as defined below) (collectively, referred to as “Lender”), and (c) HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent for itself and Lender (in such capacity, the “Agent”).
WHEREAS, Borrower, Lender and the Agent are parties to a certain Loan and Security Agreement, dated as of April 24, 2014, as amended by a certain First Amendment to Loan and Security Agreement dated as of November 2, 2015, as further amended by a certain Second Amendment to Loan and Security Agreement dated as of March 14, 2016, as further amended by a certain Third Amendment to Loan and Security Agreement dated as of May 26, 2016, and as further amended by a certain Fourth Amendment to Loan and Security Agreement dated as of October 20, 2016 (as the same has been and may from time to time be further amended, modified, supplemented, restated or amended and restated in accordance with its terms, the “Loan Agreement”); and
WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Agent, Borrower and Lender desire to amend the Loan Agreement as provided herein.
NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the same respective meanings herein as therein.
2.    Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, as of the Fifth Amendment Date, the Loan Agreement is hereby amended as follows:
(a) The Loan Agreement shall be amended by deleting the following term and its definition from Section 1.1 thereof in its entirety and inserting in lieu thereof the following:
“    “Tested Month” means each calendar month other than a calendar month in which both (a) the Consolidated Group maintains Liquidity, to be measured and tested on the last day of such calendar month, of not less than Thirty-Five Million Dollars ($35,000,000.00), and (b) no Event of Default has occurred or is continuing at any time during such calendar month.”

(b)    The Compliance Certificate appearing as Exhibit F to the Loan Agreement is hereby amended and restated in its entirety with the Compliance Certificate appearing as Exhibit A hereto.

3.    Conditions to Effectiveness. Agent, Lender and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to Agent and Lender:
(a)    Agent shall have received the Acknowledgement of Amendment and Reaffirmation of Guaranty and Grant of Security substantially in the form attached hereto as Exhibit B; and
(b)    Borrower shall have paid all reasonable and documented out-of-pocket fees and expenses incurred by the Agent and Lender in connection with this Amendment, including, but not limited to, all legal fees and expenses, payable pursuant to Section 11.11 of the Loan Agreement.
4.    Representations and Warranties. Borrower hereby represents and warrants to Agent and Lender as follows:
(a)    Representations and Warranties in the Agreement. The representations and warranties of Borrower set forth in Section 5 of the Loan Agreement are true and correct in all material respects on and as of the Fifth Amendment Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.
(b)    Authority, Etc. The execution and delivery by Borrower of this Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement, the Warrant and the other Loan Documents, as amended hereby, are within the corporate or limited liability company authority, as applicable, of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower. With respect to Borrower, the execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).
(c)    Enforceability of Obligations. This Amendment, the Loan Agreement, the Warrant and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(d)    No Default. Immediately after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.
5.    Reaffirmations. Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of Lender under the Loan Agreement, the Debenture, the Warrant and the other Loan Documents. Except as specifically amended hereby, Borrower hereby ratifies, confirms, and reaffirms all covenants contained in the Loan Agreement, the Warrant and the other Loan Documents. The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Loan

Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or such other Loan Document as amended hereby.
6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.
7.    Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
8.    Miscellaneous.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.
(b)    The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
(c)    This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
(d)    Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower, Lender and the Agent have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER:

ALIMERA SCIENCES LIMITED

Signature:	/s/ Richard S. Eiswirth, Jr.

Print Name:	Richard S. Eiswirth, Jr.

Title:	President and Chief Financial Officer
Accepted in Palo Alto, California:
LENDER:
HERCULES CAPITAL FUNDING TRUST 2014-1, a statutory trust created and existing under the laws of the State of Delaware
By: Hercules Capital, Inc., its Servicer

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang
Title:	Assistant General Counsel
HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang
Title:	Assistant General Counsel
AGENT:
HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang
Title:	Assistant General Counsel

EXHIBIT A
EXHIBIT F
COMPLIANCE CERTIFICATE
Hercules Capital, Inc.
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
Reference is made to that certain Loan and Security Agreement dated April 24, 2014 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement, all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”), by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”), and ALIMERA SCIENCES LIMITED, a company registered under the laws of England and Wales under company number 08018355 and having its registered office at Centaur House, Ancells Road, Fleet, Hampshire, United Kingdom, GU51 2UJ (the “Company”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.
The undersigned is an Officer of the Company, knowledgeable of all financial matters relating to the Consolidated Group, and is authorized to provide certification of information regarding the Company and the Consolidated Group; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending ___________ of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.
REPORTING REQUIREMENT            REQUIRED            CHECK IF ATTACHED
Interim Financial Statements             Monthly within 30 days            _______
Interim Financial Statements             Quarterly within 30 days            _______
Audited Financial Statements             FYE within 91 days            _______
Aged Listings of A/R and A/P            Monthly within 14 days            _______
The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each member of the Consolidated Group and/or its Subsidiary/Affiliate, as applicable.

	Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER/GUARANTOR Name/Address:

1
2
3
4
5
6
7

SUBSIDIARY / AFFILIATE COMPANY Name/Address
1
2
3
4
5
6
7

Did the Consolidated Group at all times maintain Liquidity of not less than the Minimum Required Liquidity Amount? Yes _________    No ________ (if no, an Event of Default has occurred)
Liqiduity as of the last day of month $____________________ (if such amount is less than $35,000,000, such month is a Testing Month)
Very Truly Yours,
ALIMERA SCIENCES LIMITED

Signature:    _______________________
Print Name:    _______________________
Title:        _______________________